EXHIBIT 99.1


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                        OCCIDENTAL PETROLEUM CORPORATION


                                   [OXY LOGO]


                                  STEVE CHAZEN
                        Senior Executive Vice President &
                             Chief Financial Officer

                         33RD ANNUAL HOWARD WEIL ENERGY
                                   CONFERENCE


                                                                   April 6, 2005


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                                                                               1

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OCCIDENTAL PETROLEUM CORPORATION                                      [OXY LOGO]


     o    Equity Market Capitalization $27 billion as of 3/29/05

          -    4th largest U.S. oil & gas company

     o    Proven Reserves of 2.5 billion barrels oil equivalent

     o    2004 Results

          -    Net income  $2.6 billion

          -    Cash From Operations  $3.9 billion

          -    Return on Equity  27.8%

          -    Return on Capital Employed  20.2%

          -    Total Shareholder Return  41.1%


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WHAT'S BEEN OXY STRATEGY:                                             [OXY LOGO]


     o    Focused Operations

     o    Focused Value Creation

          -    Disciplined Financial Philosophy


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WORLDWIDE OPERATIONS                                                  [OXY LOGO]


                                 [map of world]


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                                                                               4
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WORLDWIDE PRODUCTION                                                  [OXY LOGO]


                                Thousand BOE/Day

       [the following is a tabular representation of graphical materials]

                 1997    1998    1999    2000    2001    2002    2003    2004
                 ----    ----    ----    ----    ----    ----    ----    ----
U.S.              156     183     183     282     315     326     345     338
Middle East        73     117     105      90      88      93      94     100
Latin America     113      89      96      49      31      48      57      79
Other              52      49      41      40      42      48      51      49
                 ----    ----    ----    ----    ----    ----    ----    ----
Total             395     438     425     461     476     515     547     586


     5.3% CAGR


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WORLDWIDE PROVEN RESERVES                                             [OXY LOGO]


                                  Million BOE

       [the following is a tabular
       representation of graphical
                materials]

                  2001     2002     2003     2004         - Horn Mountain -
                 ------   ------   ------   ------
US                1,698    1,755    1,805    1,844             [photo]
International       543      556      666      688
                 ------   ------   ------   ------
Total             2,241    2,311    2,471    2,532


2004 PUD = 22% of Total Reserves

See Appendix for GAAP reconciliation.


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2004 PROVEN RESERVES BY COUNTRY                                       [OXY LOGO]


                                  Million BOE

       [the following is a tabular representation of graphical materials]

COUNTRY     RESERVES
-------     --------
US             1,844
Qatar            348
Ecuador          104
Oman             63
Colombia         58
Russia           49
Yemen            42
Pakistan         24


See Appendix for GAAP reconciliation.


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WORLDWIDE PRODUCTION AND                                              [OXY LOGO]
PROVED RESERVES ADDITIONS


                                  Million BOE

       [the following is a tabular representation of graphical materials]

         WORLDWIDE    WORLDWIDE
YEAR    PRODUCTION    ADDITIONS
----    ----------    ---------
2000        168         1,170
2001        173           244
2002        188           263
2003        200           368
2004        207           268


See Appendix for GAAP reconciliation.


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SOURCES OF WORLDWIDE RESERVE ADDITIONS                                [OXY LOGO]


                                  Million BOE

       [the following is a tabular representation of graphical materials]

SOURCE                         2000      2001      2002      2003      2004
------                        ------    ------    ------    ------    ------
Revisions                        100        21         3        12        48
Improved Recovery                 46       143       142       102       121
Extensions and Discoveries        55        76        50       147        63
Purchases                        969         4        68       107        36
                              ------    ------    ------    ------    ------
Total                          1,170       244       263       368       268

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FOCUSED VALUE CREATION STRATEGY                                       [OXY LOGO]


     o    Maintain Strong Balance Sheet

     o    Disciplined Capital Expenditure Program

     o    Selective Acquisitions

     o    Moderate Predictable Reserve/Production Growth

     o    Chemicals Provides Excess Cash Flow

     o    Review Non-Core Investments

     o    Review Dividend Policy Annually


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BALANCE SHEET                                                         [OXY LOGO]


          Total Debt - $ Millions                Total Equity - $ Millions

       [the following is a tabular              [the following is a tabular
       representation of graphical              representation of graphical
                materials]                               materials]

                           DEBT/CAP -
    YEAR       DEBT        PERCENTAGE               YEAR        EQUITY
   ------     ------     --------------            ------      --------
    2000       6,354                57%             2000          4,774
    2001       4,890                46%             2001          5,634
    2002       4,759                43%             2002          6,318
    2003       4,570                37%             2003          7,929
    2004       3,905                27%             2004         10,550


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2005 CAPITAL EXPENDITURES ($MM)                                       [OXY LOGO]


     Oil & Gas US                                        $    650

     Middle East                                              550

     Latin America                                             80

     Other International                                       10

     Exploration                                              120

     Chemicals                                                150
                                                         --------

                                                            1,560

     Dolphin                                                  540
                                                         --------

                                                         $  2,100 *

     * Excludes acquisitions


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SELECTIVE ACQUISITIONS                                                [OXY LOGO]

     o    Natural Consolidator

          -    Permian Basin

          -    California

     o    Vulcan Chlor-Alkali Plants


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CHEMICALS PROVIDES EXCESS CASH FLOW                                   [OXY LOGO]

     o    Role of Chemicals Business

          -    Generate Cash Flow in Excess of Capex Through the
               Business Cycle

          -    2004 Cash Flow in Excess of Capex $500 Million

     o    Goal

          - Generate at least $300 Million of Cash Flow Per Year in Excess of Capex


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NON-CORE INVESTMENTS                                                  [OXY LOGO]


                                                                 $ Millions
                                                                   3/29/05
                                                                 ----------

     [LYONDELL LOGO]     41.3 million shares (17%)               $    1,140

     [PREMCOR LOGO]       9.0 million shares (10%)               $      515
                                                                 ----------

                                                                 $    1,655


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DIVIDENDS                                                             [OXY LOGO]

     o    Continuous Payment of Cash Dividends Since 1975

          -    Annual Payouts Per Common Share

               o    2002 = $1.00

               o    2003 = $1.04
                                                  3-yr CAGR = 7.4%
               o    2004 = $1.10

               o    2005 = $1.24

     o    Dividend Policy Evaluated Annually


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DIVIDENDS & INTEREST * (AFTER TAX)                                    [OXY LOGO]

                                   $ Millions

       [the following is a tabular representation of graphical materials]

                       2000      2001      2002      2003      2004      2005E
                      ------    ------    ------    ------    ------    ------
Dividends                369       373       375       392       424       472
After-tax Interest       360       275       208       177       149       133
                      ------    ------    ------    ------    ------    ------
Total                    729       648       583       569       573       605


* Excludes interest on major debt repurchases


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FOCUSED VALUE CREATION STRATEGY:                                      [OXY LOGO]
MEASUREMENTS

     o    Financial Results/Returns

     o    Operating Performance - Top Quartile

          -    Finding & Development Costs

          -    Reserve Replacement

          -    Profit/BOE

          -    Cash Flow/BOE

     o    Return on Capital Employed

     o    Return on Equity

     o    Total Return to Stockholders

          -    Stock Price Change Plus Dividend


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FINANCIAL RESULTS/RETURNS                                             [OXY LOGO]


                                                   2003         2004
                                                 --------     --------

     Net Income ($Billions)                      $    1.5     $    2.6

     EPS ($Share)                                $   3.98     $   6.49

     Cash From Operations ($Billions)            $    3.1     $    4.2 *


     ROCE (%)                                        14.6         20.2

     ROE (%)                                         21.4         27.8


     * Excluding the reduction of $360 Million of accounts receivable sales

        See Appendix for GAAP reconciliation.


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2002-2004 PROFITABILITY *                                             [OXY LOGO]


                                      $/BOE

                              OXY: 2004 $13.69/BOE

       [the following is a tabular representation of graphical materials]

                          STOCK
                         SYMBOL         PROFITABILITY
                       ----------     -----------------
                           OXY              10.59
                           APA               8.69
                           APC               8.37
                           BR                7.98
                           XOM               7.69
                           CVX               7.52
                           COP               7.12
                           DVN               7.05
                           ECA               6.90
                           MRO               6.72
                           BP                6.18
                           UCL               5.62
                           KMG               3.48
                           AHC               2.44


     * Exploration & production income after taxes and before interest - divided by BOE sales. See Appendix for GAAP reconciliation.


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2002-2004 CASH FLOW *                                                 [OXY LOGO]


                                      $/BOE

                              OXY: 2004 $12.04/BOE

       [the following is a tabular representation of graphical materials]

                          STOCK
                         SYMBOL         CASH FLOW
                       ----------     -------------
                           OXY             9.81
                           BR              7.76
                           CVX             6.03
                           XOM             5.77
                           KMG             5.73
                           MRO             5.65
                           APA             5.47
                           COP             5.42
                           DVN             5.41
                           BP              4.92
                           AHC             3.81
                           UCL             3.59
                           APC             2.53
                           ECA            (1.01)


     * Exploration & production income after taxes and before interest, plus DD&A and exploration expense, less capital (excluding acquisitions and ARO costs) - divided by BOE sales. See Appendix for GAAP reconciliation.


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RETURN ON CAPITAL EMPLOYED *                                          [OXY LOGO]


                               2002-2004 Average
                                  (Percentage)

                                 OXY: 2004 20.2%


       [the following is a tabular representation of graphical materials]

                          STOCK             RETURN ON
                         SYMBOL         CAPITAL EMPLOYED
                       ----------     --------------------
                           XOM                20.8
                           ECA                17.0
                           OXY                15.4
                           CVX                14.7
                           APA                14.2
                           BP                 13.9
                           BR                 13.8
                           UCL                11.6
                           MRO                11.3
                           APC                11.2
                           DVN                10.4
                           COP                10.1
                           AHC                 6.6
                           KMG                 2.9


     * Average 2002-2004 income before interest expense divided by average capital employed (average debt plus equity); interest is added back after-tax (using 35% statutory rate, not effective rate). See Appendix for GAAP reconciliation.


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RETURN ON EQUITY *                                                    [OXY LOGO]


                               2002-2004 Average
                                  (Percentage)

                                 OXY: 2004 27.8%


       [the following is a tabular representation of graphical materials]

                               STOCK         RETURN
                              SYMBOL        ON EQUITY
                            ----------     ----------
                                ECA           24.3
                                XOM           22.9
                                OXY           22.3
                                BR            21.3
                                CVX           19.7
                                APA           18.9
                                UCL           18.6
                                BP            17.3
                                MRO           17.1
                                DVN           16.4
                                APC           16.1
                                COP           13.9
                                AHC            9.3
                                KMG            1.3


     * Average income applicable to common shares in 2002-2004 divided by average equity during the period.


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COMPARATIVE TOTAL RETURNS                                             [OXY LOGO]


                         10 Years (12/31/94 - 12/31/04)*
                                   (Percent)

       [the following is a tabular representation of graphical materials]


                        STOCK           TOTAL
                       SYMBOL          RETURNS
                     ----------      ----------
                       APA              403.5
                       OXY              345.9
                       XOM              342.9
                       DVN              337.3
                       BP               306.9
                       APC              257.9
                       DJIA             242.7
                       CVX              228.2
                       MRO              216.6
                       S&P 500          212.4
                       BR               182.6
                       COP              182.2
                       AHC              107.3
                       UCL              101.7
                       KMG               73.1


*Data Source: Bloomberg


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WHAT'S AHEAD?                                                         [OXY LOGO]


     o    Success Riding on Two Factors

          -    Add New Projects in Core Areas to Provide Growth

          -    Maintain Strong Asset Base to Generate Cash to
               Support Growth

     o    Stay Focused on the Fundamentals

          -    Maintain Financial Discipline and Focus

          -    Execute Our Strategy

     o    Create Long-Term Value


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PRODUCTION GROWTH PROJECTS                                            [OXY LOGO]


     o    Qatar

          -    ISND/ISSD

          -    Dolphin

     o    Libya

     o    Other Middle East Projects

     o    Permian Basin / California

     o    Exploration

          -    Current Plans to Drill 30-40 Wells in 2005

          -    Recently Awarded 9 Exploration Blocks in Libya


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DOLPHIN PROJECT                                                       [OXY LOGO]


                             Projected Start - 2006



                                                  o    Invest $1 billion in
                                                       this $4 billion
                                                       project (2004-2006)
                                                  o    Peak net production
                                                       -    275 million cubic
          [map of Dolphin Project]                          feet/day
                                                       -    20,000 barrels
                                                            liquids/day
                                                       -    Equals 65,000
                                                            BOE/day
                                                  o    25-year cumulative net
                                                       production
                                                       -    1.3 trillion cubic
                                                            feet
                                                       -    85 million barrels
                                                            liquids
                                                       -    Totals 300 million
                                                            BOE


                                    Dolphin
          Oxy's Interest.........................................24.5%
          Oxy's Cumulative Net Production (25 years)........300 MM BOE
          Oxy Net Production Estimate...................65,000 BOE/Day


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EXPLORATION PROPERTIES WITH SAT IMAGE & FIELDS                        [OXY LOGO]


                                 [map of Libya]


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OCCIDENTAL PETROLEUM CORPORATION                                      [OXY LOGO]


     Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals. Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the Appendix. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.


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                                   [OXY LOGO]


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APPENDIX                                                              [OXY LOGO]


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WORLDWIDE PROVEN RESERVES                                             [OXY LOGO]
                                                             GAAP RECONCILIATION
(Million BOE)                                                -------------------

                                        US                  International               Worldwide
                              ---------------------     ---------------------     ---------------------
2004                           OIL     GAS     BOE       OIL     GAS     BOE       OIL     GAS     BOE
-----                         -----   -----   -----     -----   -----   -----     -----   -----   -----
Consolidated Subsidiaries     1,494   2,101   1,844       499     874     645     1,993   2,975   2,489
Other Interests                  --      --      --        43      --      43        43      --      43
Worldwide                     1,494   2,101   1,844       542     874     688     2,036   2,975   2,532

2003
----
Consolidated Subsidiaries     1,500   1,826   1,804       490     759     617     1,990   2,585   2,421
Other Interests                  --      --      --        48       9      50        48       9      50
Worldwide                     1,500   1,826   1,804       538     768     667     2,038   2,594   2,471

2002
----
Consolidated Subsidiaries     1,452   1,821   1,755       476     228     514     1,928   2,049   2,269
Other Interests                  --      --      --        42      --      42        42      --      42
Worldwide                     1,452   1,821   1,755       518     228     556     1,970   2,049   2,311

2001
----
Consolidated Subsidiaries     1,371   1,962   1,698       482     106     499     1,853   2,068   2,197
Other Interests                  --      --      --        44      --      44        44      --      44
Worldwide                     1,371   1,962   1,698       526     106     543     1,897   2,068   2,241


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2004 PROVEN RESERVES BY COUNTRY                                       [OXY LOGO]
                                                             GAAP RECONCILIATION
(Million BOE)                                                -------------------

                   Consolidated Subsidiaries            Other Interests                    Worldwide
                  ---------------------------     ---------------------------     ---------------------------
                    OIL       GAS       BOE         OIL       GAS       BOE         OIL       GAS       BOE
                  -------   -------   -------     -------   -------   -------     -------   -------   -------
United States       1,494     2,101     1,844          --        --        --       1,494     2,101     1,844
Qatar                 237       668       348          --        --        --         237       668       348
Ecuador               104        --       104          --        --        --         104        --       104
Oman                   46       100        63          --        --        --          46       100        63
Colombia               67        --        67          (9)       --        (9)         58        --        58
Russia                 --        --        --          49        --        49          49        --        49
Yemen                  39        --        39           3        --         3          42        --        42
Pakistan                6       106        24          --        --        --           6       106        24
                  -------   -------   -------     -------   -------   -------     -------   -------   -------
                    1,993     2,975     2,489          43        --        43       2,036     2,975     2,532
                  =======   =======   =======     =======   =======   =======     =======   =======   =======


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WORLDWIDE PRODUCTION AND PROVED                                       [OXY LOGO]
RESERVE ADDITIONS                                            GAAP RECONCILIATION
                                                             -------------------


(Million BOE)                 Consolidated Subsidiaries            Other Interests                    Worldwide
                             ---------------------------     ---------------------------     ---------------------------
                               OIL       GAS       BOE         OIL       GAS       BOE         OIL       GAS       BOE
                             -------   -------   -------     -------   -------   -------     -------   -------   -------
PRODUCTION
2000                             117       259       160           8        --         8         125       259       168
2001                             124       241       164           9        --         9         133       241       173
2002                             142       229       180           8        --         8         150       229       188
2003                             153       221       190          10        --        10         163       221       200
2004                             159       233       198           9        --         9         168       233       207

Proved Reserve Additions
2000                           1,041       777     1,170          --        --        --       1,041       777     1,170
2001                             219       100       236           8        --         8         227       100       244
2002                             221       216       257           6        --         6         227       216       263
2003                             223       766       351          16         9        18          23       775       368
2004                             162       624       266           4        (9)        2         166       615       268


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SOURCES OF WORLDWIDE PROVED                                           [OXY LOGO]
RESERVE ADDITIONS                                            GAAP RECONCILIATION
                                                             -------------------


(Million BOE)                   Consolidated Subsidiaries            Other Interests                    Worldwide
                               ---------------------------     ---------------------------     ---------------------------
                                 OIL       GAS       BOE         OIL       GAS       BOE         OIL       GAS       BOE
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
2004
----
Revisions                            5       241        45           5        (9)        3          10       232        48
Improved Recovery                   88       185       120           1        --         1          89       185       121
Extensions and Discoveries          30       191        61           2        --         2          32       191        63
Purchases                           39         7        40          (4)       --        (4)         35         7        36
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
                                   162       624       266           4        (9)        2         166       615       268
                               =======   =======   =======     =======   =======   =======     =======   =======   =======

2003
----
Revisions                           (1)       44         6           6        --         6           5        44        12
Improved Recovery                   85        70        97           4         9         6          89        79       102
Extensions and Discoveries          41       597       141           6        --         6          47       597       147
Purchases                           98        55       107          --        --        --          98        55       107
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
                                   223       766       351          16         9        18         239       775       368
                               =======   =======   =======     =======   =======   =======     =======   =======   =======

2002
----
Revisions                           13       (54)        4          (1)       --        (1)         12       (54)        3
Improved Recovery                  112       151       137           5        --         5         117       151       142
Extensions and Discoveries          40        50        --          --        --        --          40        60        50
Purchases                           56        59        66           2        --         2          58         9        68
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
                                   221       216       257           6        --         6         227       216       263
                               =======   =======   =======     =======   =======   =======     =======   =======   =======

2001
----
Revisions                           21       (49)       13           8        --         8          29       (49)       21
Improved Recovery                  139        23       143          --        --        --         139        23       143
Extensions and Discoveries          56       122        76          --        --        --          56       122        76
Purchases                            3         4         4          --        --        --           3         4         4
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
                                   219       100       236           8        --         8         227       100       244
                               =======   =======   =======     =======   =======   =======     =======   =======   =======

2000
----
Revisions                           62       223        99           1        --         1          63       223       100
Improved Recovery                   42        25        46          --        --        --          42        25        46
Extensions and Discoveries          37       112        56          (1)       --        (1)         36       112        55
Purchases                          900       417       969          --        --        --         900       417       969
                               -------   -------   -------     -------   -------   -------     -------   -------   -------
                                 1,041       777     1,170          --        --        --       1,041       777     1,170
                               =======   =======   =======     =======   =======   =======     =======   =======   =======


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OIL & GAS: PROFITABILITY                                              [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions, except $/BOE)                                   -------------------


                              Consolidated           Other
                              Subsidiaries         Interests          Worldwide
                             --------------     --------------     --------------
Revenues                       $    7,300         $      200         $    7,500
Production costs                    1,375                122              1,497
Exploration expenses                  214                  1                215
Other operating expenses              392                  6                398
DD&A                                1,040                 12              1,052
                               ----------         ----------         ----------
Pre-tax income                      4,279                 59              4,338
Income tax expense                  1,498                  9              1,507
                               ----------         ----------         ----------
Results of operations          $    2,781         $       50         $    2,831
                               ==========         ==========         ==========

BOE Sales                                                                206.83

Revenues                                                             $    36.26
Production costs                                                           7.24
Exploration expenses                                                       1.04
Other operating expenses                                                   1.92
DD&A                                                                       5.08
                                                                     ----------
Pre-tax income                                                            20.98
Income tax expense                                                         7.29
                                                                     ----------
Results of operations                                                $    13.69
                                                                     ==========


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OIL & GAS: PROFITABILITY                                              [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions, except $/BOE)                                   -------------------


                                          Annual Average 2002 - 2004
                             ----------------------------------------------------
                              Consolidated           Other
                              Subsidiaries         Interests          Worldwide
                             --------------     --------------     --------------
Revenues                       $    5,797         $      148         $    5,945
Production costs                    1,171                 91              1,262
Exploration expenses                  176                  0                176
Other operating expenses              314                  8                322
DD&A                                  933                 14                947
                               ----------         ----------         ----------
Pre-tax income                      3,203                 35              3,238
Income tax expense                  1,109                  9              1,118
                               ----------         ----------         ----------
Results of operations          $    2,095         $       26         $    2,120
                               ==========         ==========         ==========

BOE Sales                                                                200.15

Revenues                                                             $    29.71
Production costs                                                           6.31
Exploration expenses                                                       0.88
Other operating expenses                                                   1.61
DD&A                                                                       4.73
                                                                     ----------
Pre-tax income                                                            16.18
Income tax expense                                                         5.59
                                                                     ----------
Results of operations                                                $    10.59
                                                                     ==========


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                                                                              37

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OIL & GAS: CASH FLOW                                                  [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions, except $/BOE)                                   -------------------


                                                                                        2004
                                                                                   --------------
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities                                                  $    3,878
Cash flow from investing activities                                                      (2,288)
Cash flow from financing activities                                                        (824)
                                                                                     ----------
Change in cash                                                                       $      766
                                                                                     ==========

                                                                     2004
                                             ----------------------------------------------------
                                              Consolidated           Other
                                              Subsidiaries         Interests          Worldwide
                                             --------------     --------------     --------------
FAS 69 GAAP Oil & Gas results of operations    $    2,781         $       50         $    2,831
Depreciation, depletion & amortization              1,040                 12              1,052
Exploration expense                                   214                  1                215
Capital expenditures (excluding acquisitions)      (1,596)               (11)            (1,607)
                                               ----------         ----------         ----------
Cash flow from operations                      $    2,439         $       52         $    2,491

Sales volumes (million BOE)                                                              206.83

Cash flow per BOE                                                                    $    12.04


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                                                                              38

--------------------------------------------------------------------------------


OIL & GAS: CASH FLOW                                                  [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions, except $/BOE)                                   -------------------


                                                                                   Annual Average
                                                                                     2002 - 2004
                                                                                   --------------
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities                                                  $    3,017
Cash flow from investing activities                                                      (2,002)
Cash flow from financing activities                                                        (599)
                                                                                     ----------
Change in cash                                                                       $      416
                                                                                     ==========

                                                          Annual Average 2002 - 2004
                                             ----------------------------------------------------
                                              Consolidated           Other
                                              Subsidiaries         Interests          Worldwide
                                             --------------     --------------     --------------
FAS 69 GAAP Oil & Gas results of operations    $    2,095         $       26         $    2,121
Depreciation, depletion & amortization                933                 14                947
Exploration expense                                   176                  0                176
Capital expenditures (excluding acquisitions)      (1,272)                (9)            (1,281)
                                               ----------         ----------         ----------
Cash flow from operations                      $    1,932         $       31         $    1,963

Sales volumes (million BOE)                                                              200.15

Cash flow per BOE                                                                    $     9.81


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


RETURN ON CAPITAL EMPLOYED (ROCE)                                     [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions)                                                 -------------------


                                                     2003           2004
                                                  ----------     ----------
GAAP measure - earnings applicable                $    1,527     $    2,568
   to common shareholders
Interest expense                                         295            239
Tax effect of interest expense                          (103)           (84)
                                                  ----------     ----------
Earnings before tax-effected interest expense     $    1,719     $    2,723
                                                  ==========     ==========

GAAP stockholders' equity                         $    7,929     $   10,550

Debt
   GAAP debt
      Debt, including current maturities          $    4,016     $    3,804
Non-GAAP debt
   Capital lease obligation                               26             26
   Subsidiary preferred stock                             75             75
   Trust preferred securities                            453             --
                                                  ----------     ----------
Total debt                                        $    4,570     $    3,905

Total capital employed                            $   12,499     $   14,455

RETURN ON CAPITAL EMPLOYED (ROCE) (%)                   14.6           20.2


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


RETURN ON CAPITAL EMPLOYED (ROCE)                                     [OXY LOGO]
                                                             GAAP RECONCILIATION
($ Millions)                                                 -------------------


                                                  Annual Average
                                                    2002 - 2004
                                                  --------------
GAAP measure - earnings applicable                  $    1,695
   to common shareholders
Interest expense                                           272
Tax effect of interest expense                             (95)
                                                    ----------
Earnings before tax-effected interest expense       $    1,872

GAAP average stockholders' equity                   $    7,608

Average Debt
   GAAP debt
      Notes payable                                 $       14
      Debt, including current maturities                 4,022
   Non-GAAP debt
      Capital lease obligation                              26
      Subsidiary preferred stock                            56
      Gas sales agreements                                  71
      Trust preferred securities                           343
                                                    ----------
Average total debt                                  $    4,532

Total average capital employed                      $   12,140

RETURN ON CAPITAL EMPLOYED (ROCE) (%)                     15.4


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